UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2022

IVEDA SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53285	20-2222203
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1774 S. Val Vista, Suite 8500 Mesa, Arizona		85204
(Address of Principal Executive Offices)		(Zip Code)

(480) 307-8700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IVDA	OTC Markets

Item 5.03. Amendments To Articles Of Incorporation Or Bylaws; Change In Fiscal Year.

As more fully set forth in Item 5.07, on January 21, 2022, holders of a majority of the outstanding voting capital stock of Iveda Solutions, Inc. (the “Company”) voted to approve an amendment to the Company’s Articles of Incorporation (the “Amendment”) to increase the number of its authorized shares of capital stock from 200,000,000 shares to 400,000,000 shares of which 300,000,000 shares were designated common stock, par value $0.0001 per share (the “Common Stock”) and 100,000,000 shares remained “blank check” preferred stock, par value $0.0001 per share. The Amendment was filed with the Secretary of State of the State of Nevada on January 25, 2022. A copy of the Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 21, 2022, the Company held a Special Meeting of Stockholders (the “Special Meeting”) at 460 S. Greenfield Road, Suite 5, Mesa, Arizona 85206. A total of 49,980,029 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy. The results of the items voted on at the Annual Meeting are as follows:

Proposal 1: Approval of an amendment to the Company’s Articles of Incorporation to increase the number of its authorized shares to 300,000,000 shares of common stock.

Votes For	Votes Against	Votes Abstain	% Votes For (Based on Total Proxy Shares)	% Votes For (Based on Total Shares Voted)
48,733,428	1,218,699	0	63.83%	97.51%

The vote required to approve this proposal was the affirmative vote of a majority of shares represented at the meeting. Accordingly, this proposal was approved.

Proposal 2: To approve a proposal for the adjournment of the Special Meeting to solicit additional proxies, if there are insufficient proxies at the Special Meeting to approve Proposal 1.

Votes For	Votes Against	Votes Abstain	% Votes For (Based on Total Proxy Shares)	% Votes For (Based on Total Shares Voted)
48,713,625	1,228,399	10,103	63.80%	97.47%

The vote required to approve this proposal was the affirmative vote of a majority of shares represented at the meeting. Accordingly, this proposal was approved. However, since Proposal 1 above was approved, such action on this Proposal 2 is not required.

Proposal 3: To transact such other business as may properly come before the Special Meeting, including to consider any procedural matters incident to the conduct of the Special Meeting, such as the postponement of the Special Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Special Meeting.

Votes For	Votes Against	Votes Abstain	% Votes For (Based on Total Proxy Shares)	% Votes For (Based on Total Shares Voted)
48,663,939	1,302,487	13,603	63.74%	97.37%

The vote required to approve this proposal was the affirmative vote of a majority of shares represented at the meeting. Accordingly, this proposal was approved. There was no other business that was properly brought before the Special Meeting.

Item 9.01 Financial Statements And Exhibits

(a) Exhibits

Number	Description
3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVEDA SOLUTIONS, INC.

Date: January 25, 2022	By:	/s/ Luz A. Berg
Luz A. Berg COO, CMO & Secretary